Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of May 29, 2025 by and among ASANA, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities party to this Amendment as Lenders (as defined in the Credit Agreement, defined below), SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“SVB”), as the Issuing Lender and the Swingline Lender, and SVB, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successors and assigns in such capacities, the “Administrative Agent”).

WITNESSETH:
WHEREAS, reference is made to that certain Credit Agreement dated as of November 7, 2022 (as amended by that certain First Amendment to Credit Agreement made as of April 13, 2023, that certain Second Amendment to Credit Agreement made as of June 18, 2024, that certain Third Amendment to Credit Agreement made as of November 18, 2024 and as further amended, restated, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), by and among, among others, the Borrower, the Administrative Agent, and the Lenders;
WHEREAS, all capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement (as amended by this Amendment), as the context requires;
WHEREAS, the Borrower has advised Administrative Agent that it desires to increase the aggregate amount of cash the Borrower may use (both prior to and after the Fourth Amendment Effective Date) to repurchase its Common Stock pursuant to the Existing Specified Stock Repurchase Program to up to $250 million and that such repurchases shall continue until the funds committed to it are exhausted or such authorization is revoked by action of the Borrower’s board of directors rather than ending on June 30, 2025 (the Existing Specified Stock Repurchase Program, as amended by this Amendment, the “Specified Stock Purchase Program”); and
WHEREAS, the Borrower desires to amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree and intend to be legally bound as follows:
1.Amendments to the Credit Agreement. Effective as of the Fourth Amendment Effective Date (as defined herein):
a.New Definitions in the Credit Agreement. The following new definitions are hereby inserted into Section 1.1 of the Credit Agreement, in the applicable alphabetical order:
“    “Existing Specified Stock Repurchase Program”: the Specified Stock Repurchase Program as defined in the Second Amendment.”

“    “Fourth Amendment”: that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, by and between, among others, the Borrower and the Administrative Agent.”

“    “Fourth Amendment Effective Date”: May 29, 2025.”

b.Amended Definitions in the Credit Agreement. The definition of “Specified Stock Repurchase Program” is hereby amended and restated in its entirety as follows:

“    “Specified Stock Repurchase Program”: means the Specified Stock Repurchase Program as defined in the Fourth Amendment.”
c.Amendments to Section 7.6(j) of the Credit Agreement. Clause (j) of Section 7.6 of the Credit Agreement is amended and restated in its entirety as follows:

“    “(j) so long as immediately after giving effect to such Restricted Payment, the Borrower shall be in compliance with the financial covenant set forth in Section 7.1(a), the Borrower may make Restricted Payments to purchase its Common Stock pursuant to the Specified Stock Repurchase Program; provided that the aggregate amount of Restricted Payments made under this clause (j) shall not exceed $250 million.”
2.Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction or waiver of each of the following conditions precedent (the date on which such conditions are satisfied or waived, the “Fourth Amendment Effective Date”):
a.The Borrower and Lenders shall have duly executed and delivered this Amendment to the Administrative Agent.
b.No Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date.
c.After giving effect to the Amendment on the Fourth Amendment Effective Date, the representations and warranties made by any Loan Party herein and in the Credit Agreement and other Loan Documents shall be (i) to the extent qualified by materiality, true and correct in all respects, and (ii) to the extent not qualified by such materiality qualifiers, true and correct in all material respects, in each case, on and as of the date hereof, as though made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as the case may be) as of such earlier date).
3.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
a.After giving effect to the Amendment on the Fourth Amendment Effective Date, no Default or Event of Default has occurred and is continuing as of the Fourth Amendment Effective Date.
b.The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which it is a party are, and after giving effect to the Amendment on the Fourth Amendment Effective Date, will be, on the Fourth Amendment Effective Date, (i) to the extent qualified by materiality, “Material Adverse Effect” or similar materiality qualifiers, true and correct in all respects, and (ii) to the extent not qualified by such materiality qualifiers, true and correct in all material respects, in each case, on and as of the date hereof, as though made on and as of such date (except to the extent that any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or all respects, as the case may be) as of such earlier date).
4.Choice of Law. This Amendment and the rights and obligations of the parties under this Amendment, shall be governed by, and construed and interpreted in accordance with, the internal laws (and not the conflict of law rules) of the State of New York. This Section 4 shall survive the Discharge of Obligations.
5.Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic mail transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.
6.Effect on Loan Documents.
a.The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The amendments, consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any non-compliance with the Loan Documents, nor operate as a consent or waiver to any matter under the Loan Documents. Except for the consents and amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.
b.This Amendment is a Loan Document.
7.Payment of Costs and Fees. The Loan Parties shall pay to the Administrative Agent, for the benefit of the Administrative Agent, all reasonable and documented out-of-pocket expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto in accordance with Section 10.5 of the Credit Agreement.
8.Entire Agreement. The Credit Agreement (as amended hereby) and the other Loan Documents (including, without limitation, this Amendment), and the terms and provisions thereof and hereof, constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
9.Reaffirmation. Each Loan Party hereby reaffirms its obligations under each Loan Document (as amended hereby) to which it is a party.
10.Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents as amended hereby as of the Fourth Amendment Effective Date.
11.Incorporation. The provisions of Section 10.2 (Notices), Section 10.5 (Expenses; Indemnity; Damage Waiver), Section 10.11 (Severability) and Section 10.14 (Submission to Jurisdiction; Waivers) of the Credit Agreement are incorporated herein by reference mutatis mutandis with the same force and effect as if expressly written herein.
[Signature pages follow.]

    IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

BORROWER:

ASANA, INC.

By: /s/ Sonalee Parekh
Name: Sonalee Parekh
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:

FIRST-CITIZENS BANK & TRUST COMPANY,

By: /s/ Trefor Bacon
Name: Trefor Bacon
Title: Managing Director

LENDERS:

FIRST-CITIZENS BANK & TRUST COMPANY,
as Issuing Lender, Swingline Lender and as a Lender

By: /s/ Trefor Bacon
Name: Trefor Bacon
Title: Managing Director